EAST END MUTUAL FUNDS, INCORPORATED

                   CAPITAL APPRECIATION SERIES





                       SEMI  ANNUAL  REPORT


                        DECEMBER 31, 2000





This semi-annual report must be accompanied with or preceded by the Fund's current prospectus for new investors





                     VIEWS FROM THE MANAGER



Dear Fellow Shareholders:

For the six months ended December 31, 2000 the Fund was down in net asset value 18.1%. Forthe one and five year periods the compounded cumulative total return ended December 31, 2000 was (3.6%) and 83.3% respectively. Most funds including ours and the Index's suffered double digit losses in the last six months,the Fund 18.08%, Nasdaq Composite 38.1%, Russell 2000 7.73%, The average market capitalization of the company's holdings was 43 billion dollars, Morningstar rated the Fund's 3 year overall performance at 4 stars out of 5 the highest, in the large growth category, its 3 and 5 year tax efficiency was 100%, and 95.77% respectively - our investors paid no federal income taxes on the Fund's distribution over the last 3 year period and 4.23% in taxes over the 5 year period. The Fund's ticker symbol at www.morningstar.com is MS-CFF were the Fund is tracked by Morningstar.

The past six months were trying times for our nation and the stock market. High interest rates initiated by the Federal Reserve bank over the last two years produced the desired effect which was to reduce the extraordinary high rates of Gross Domestic Product's growth of our economy, This sparked fears in the market that a recession was ahead. In October the fear of a probable recession effected the stock market, which began to sell off, the NASDAQ composite lost almost half its value from March 10th. to year end.

To compound the damage the election of a new president ended with candidate Al Gore ahead by 300,000 votes but George W. Bush ahead in the electoral vote.
Both sued in the courts for recounts and the United States Supreme Court decided the victor. This political uncertainty further demoralized investors and produced further sell off.

I believe the Federal reserve has accomplished its goal of bringing growth down to a sustainable non-inflationary level and has indicated it will further cut interest rates in 2001, to abort any possibility of recession and lower interest rates will stimulate growth in the economy and the stock markets in 2001.

January 18,2001

____________________
Aristides M. Matsis
Portfolio Manager







            EAST END  MUTUAL FUNDS  INC. - CAPITAL APPRECIATION  SERIES
            Schedule  of  Investments    July 1, thru December 31, 2000

                                   Unaudited
Common Stocks   95.9%
                                                    SHARES          VALUE

Commercial Services Security - 25%
*  Check Point Software Ltd.                         730           $97,500

Retail Services - 11.2%
*  Entrust Technologies Inc.                         570             7,410
*  I 2 Technologies Inc.                             170            18,487
*  Tibco Software Inc.                               340            16,299
                                                                    42,196

Software - 23.8%
*  Oracle Corp.                                    1,160            33,712
*  Siebel Systems                                    680            45,985
*  Interwoven Inc.                                   300             9,890
                                                                    89,587
Insurance - 7 %
*  Conseco Inc.                                    2,000            26,375

Semiconductors  - 11.9%
   Intel                                             540            16,233
*  SanDisk Corp.                                     200             5,550
*  Qualcomm Inc.                                     280            23,012
                                                                    44,795

Telecommunications Equipment - 13%
*  Comverse Technology Inc.                          280            15,207
*  JDS Uniphase Corp.                                210             8,754
*  Nortel Networks Corp.                             672            21,546
                                                                    45,507
Pharmaceuticals - 5%
*  Andrx Group                                       323            18,693
*  Cyba Group                                         48                14
                                                                    18,707
Total  Investments  - 95.9%                                        364,675
Cash and Other Assets Less Liabilities  - 4.1%                      15,700
                                                                   380,375
* = Non - income producing security








     EAST END MUTUAL FUNDS, INC.-CAPITAL APPRECIATION SERIES
               Statement of Assets and Liabilities
                  July 1, thru December 31, 2000
                            Unaudited

ASSETS
Investments in securities, at value
(cost - $ 196,044 )(Notes 1 and 3)                                $  364,675
U.S. Government  securities money market account                       1,950
Cash at custodian bank                                                    61
Receivable for investment securities sold                             15,623
Dividend receivable                                                       10
Total assets                                                      $  382,319

LIABILITIES
Payable for investment securities purchased
Due to manager                                                         1,470

Total Liabilities                                                      1,470

NET ASSETS                                                        $  380,929

Net assets consist of:
Capital paid in                                                      215,008
Accumulated net realized loss on investments                       (   2,441)
Net  unrealized appreciation  of  investments                     $  168,362

NET ASSETS                                                        $  380,929

NET ASSET VALUE PER SHARE:
(Based on 22,111 shares outstanding -
 authorized at $.001 per share per value)                         $  17.226


















  EAST END MUTUAL FUNDS, INC. - CAPITAL APPRECIATION SERIES
                    Statement of Operations
                  July 1, thru December 31,2000


INVESTMENT INCOME

  Income
  Dividends                                                     $    698
  Total income                                                       698

EXPENSES

  Investment management fees (Note 2)                              1,830
  Custodian fees                                                   1,310
  Total expenses                                                   3,140

  Net Investment Loss                                             (2,442)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

Net realized loss on investments                                 (   268)
Change in net unrealized appreciation                            (81,153)
Net realized and unrealized loss on investments                  (81,421)
Net decrease in net assets resulting from operations           $ (83,862)













    EAST END MUTUAL FUNDS, INC. - CAPITAL APPRECIATION SERIES
                Statement of Changes in Net Assets
                            Unaudited

                                                    6 months to   12 months to
                                                     12/31/2000     6/30/2000

INCREASE (DECREASE) IN NET ASSETS: ($)
From Operations:
Net investment loss                                  (  2,441)      (  5,144)
Net realized gain on investments                     (    268)           700
Change net unrealized depreciation on investments    ( 81,153)       243,672
Net decrease in net assets from operations           ( 83,862)       239,228

Distributions to shareholders from:
Net investment income
Net realized gain
Total distributions

Share transactions
Net proceeds from the sale of shares                    2,103          1,006
Reinvestment of distributions
Cost of shares redeemed                                             (  2,500)
Net increase in net assets from share transactions      2,103       (  1,494)
Total increase in net assets                          ( 81,849)      237,734

Net Assets
Beginning of July 1, 2000.                             462,224       224,290
End of December 31, 2000                               380,375       462,224

Other Information
Shares
Sold                                                        97            55
Issued in reinvestment of distributions
Redeemed                                                            (    135)
Net increase                                                97      (     80)








          EAST END MUTUAL FUNDS, INC. - CAPITAL APPRECIATION SERIES
                            Financial Highlights
  Selected Data For A Share Capital Stock Outstanding Throughout Each Period

                                         FOR THE YEARS ENDED JUNE 30
                                6 months                                10/2/95
                                   to                                       to
                                12/31/00   2000    1999    1998    1997    1996
Per Share Operating  Performance
Net Asset Value Start of Period  21.000  10.160   9.500  10.340  13.370  10.480
Income Investment Operations
Net Investment Loss              (0.110) (0.018) (0.130) (0.290) (0.370) (0.007)
Net Realized/Unrealized
Gain (Loss) on Investments       (3.664) 10.858   0.790  (0.550) (2.083)  3.335
Total From Investment Operations (3.774) 10.840   0.660  (0.840) (2.453)  3.328
Less Distributions :
Distributions From Net
Realized Gain                                                     0.937   0.078
Total Distributions                                               0.937   0.078
Net Asset Value
End of Period ($)               17.226   21.000  10.160   9.500  10.340  13.730
Total Return  (%)              (17.971) 106.693   6.947  (8.124)(17.870) 31.760
Ratios / Supplemental Data:
Ratio of Expenses to Average
Net Assets (%)                   0.705    1.801   2.668   3.057   4.840 * 2.770
Ratio Net Investment
Loss/Average Net Assets         (0.548)  (1.448) (1.411) (2.658) (3.670)*(0.910)
Portfolio Turnover Rate (%)     15.447   42.139  77.364  86.840  26.980  65.810
Net Assets End of Period ($)   380,375  462,224 224,490 209,872 235,139 284,414

 * Annualized















       EAST END MUTUAL FUNDS, INC.- CAPITAL APPRECIATION SERIES
                    Notes to Financial Statements
                  Six Months Ended December  31,2000

   1. ORGANIZATION AND SIGNIFICANT ACCOUNTING  POLICIES
   Organization: East End Mutual Funds, Inc. - Capital Appreciation Series (the "Fund") is a series of East End Mutual Funds, Inc. (the "Company"), a Maryland Corporation. The Fund is a diversified open end management investment company registered under the Investment Company Act of 1940, as amended

   The following is a summary of significant accounting policies followed by the Fund

  Security Valuation: Securities are valued at the last reported sales price or in the case of securities where there is no reported last sale, the closing bid price. Securities for which market quotations are not readily available are valued at their fair market values as determined in good faith by or under the supervision of the Company's Board of Directors in accordance with methods which have been authorized by the Board. Short term debt obligations with maturities of 60 days or less are valued at amortized cost which approximates market value.

  Securities Transactions and Investment Income:   Security transactions are
  recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the
  identified cost basis. Dividend income is recorded   on the ex-dividend date.
  Interest income is determined on the accrual basis. Discount on fixed income securities is amortized.

  Dividends and distributions to shareholders: The Fund records all dividends and distributions payable to shareholders on the ex-dividend date. Permanent book and tax differences relating to shareholder distributions may result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and realized gain/loss. Undistributed net investment income and accumulated undistributed net realized gain/loss on investment transactions may include temporary book and tax differences which reverse in subsequent periods. Any taxable income or gain remaining at fiscal year end are distributed in the following year.

  Federal Income Taxes:   It is  the Fund's intention to qualify as a regulated
  investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes will be required in the financial statements.


     EAST END CAPITAL APPRECIATION - CAPITAL APPRECIATION SERIES
              Notes to Financial Statements (Continued)
                  Six Months Ended December 31,2000

  2.  MANAGEMENT FEE AND TRANSACTIONS WITH AFFILIATES

  Under the terms of the investment company management agreement, East End Investment Management Company (the "Manager") has agreed to provide the Fund investment management services and be responsible for the day to day operations of the Fund. The Manager will receive a fee, payable monthly at 1/12th of 1%, for the performance of its services which is an annual rate of 1% on the first $500 million of average daily net assets and .75% in excess of $500 million of average daily net assets. The fee will be accrued daily and paid monthly. A management fee of $1,829 was paid in this period.

  The manager has agreed to reimburse the Fund for expenses in excess of 2% of daily net assets plus custodian fees. There was no reimbursement by the manager to the Fund for this period.

  The Fund has adopted a distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 as amended. The Plan provides that the Fund may finance activities which are primarily intended to result in the sale of the Fund's shares. The Fund may incur distribution expenses of up to .50% of average daily net assets. No distribution fee was accrued for this period.

  Certain officers and directors of the Fund are also officers and directors of the Manager.

  3. INVESTMENT TRANSACTIONS

  Purchases and sales of investment securities (excluding short term securities) for the period were $29,722 and $39,103 respectively.

  At December 31.2000 net unrealized depreciation for federal income tax purposes aggregated to $81,153 of which $1,500 related to accumulated net realized loss on investments and $2,441 related to a net investment loss. The cost of investments for the period for federal income tax purposes was $196,044.